             News Release

Contacts:
KLX Energy Services
Geoffrey C. Stanford, SVP, Interim CFO & CAO
832-930-8066
IR@klxenergy.com

Dennard Lascar Investor Relations
Ken Dennard / Natalie Hairston
(713) 529-6600
KLXE@dennardlascar.com

KLX Energy Services Acquires the Assets of Wolfpack Rentals, LLC
Increasing Scale Across Four Major U.S. Operating Areas

$17 Million Acquisition Adds $38.2 Million Revenue Business at Compelling Valuation

Transaction Highlights

•Purchase price of $17 million — $14 million at closing, plus two deferred payments of $1.5 million each at six and twelve months, payable in cash or KLX stock at KLX’s discretion
•Cashflow accretive. Wolfpack reported 2025 revenue of $38.2 million and Adjusted EBITDA of $5.8 million, yielding a post synergy realization multiple in the low 2x’s range
•$2 million-plus in expected annual synergies, driven by direct overlap with two existing KLX operating districts and corporate cost savings
•Differentiated, hard-to-replicate asset base with approximately 350 accommodations trailers and command centers, 14 water filtration systems with exclusive North American oil and gas IP rights, and a full suite of ancillary surface rentals and logistics solutions
•The acquisition will be funded via a capital lease financing arrangement, ABL borrowings supported by the acquired accounts receivable, and cash on hand

HOUSTON – June 2, 2026 – KLX Energy Services Holdings, Inc. (NASDAQ: KLXE), (“KLX” or the “Company”) announced today it has acquired all of the assets of Wolfpack Rentals, LLC (“Wolfpack”), a leading provider of surface rental solutions to oil and gas exploration and production (E&P) operators, midstream, and other industrial end users, for total consideration of $17 million. The acquisition is expected to be immediately accretive to KLX on all financial metrics.

Commenting on the acquisition, Chris Baker, President and Chief Executive Officer of KLX, stated, “We are pleased to welcome Stewart Cooper and the entire Wolfpack team to KLX.

Wolfpack has built a strong, diversified platform with a blue-chip customer base supported by a culture centered on accountability, safety, and customer service. Wolfpack operates in four areas, two of which overlap directly with our existing KLX Accommodations areas, creating immediate and compelling opportunities to realize synergies, increase scale, and enhance service and product offering for our shared customers. Wolfpack reported 2025 revenue of $38.2 million and Adjusted EBITDA of $5.8 million, and we expect annual synergies in excess of $2 million as we bring the two platforms together.”

Wolfpack is a Texas-based, one-stop-shop provider of comprehensive surface rental equipment and services, founded in 2005 and operating across four areas — South Texas (STX), West Texas (WTX), East Texas (ETX), and the Northeast (West Virginia and Ohio) — from eight facilities covering major U.S. land basins. Wolfpack's diversified platform includes approximately 350 accommodations trailers and command centers, 14 proprietary water filtration systems with exclusive North American oil and gas intellectual property rights, and a full suite of ancillary surface rentals encompassing communications and connectivity, power generation, lighting, surveillance and security, custom structures, and sanitation services.

“The transaction structure is both cash flow accretive and deleveraging and will create meaningful, durable value for our stockholders,” added Baker. “Stewart Cooper will join KLX to assist with integration and drive continued growth, and we look forward to the contributions of the Wolfpack team as part of the KLX family.”

Stewart Cooper, Chief Executive Officer of Wolfpack, said, “We are excited to join KLX and believe the combination creates a stronger, more capable platform to serve our E&P customers across major U.S. land basins. KLX’s scale and complementary service offerings position us to deliver even greater value to our customers, and we look forward to building on what the Wolfpack team has created over the past 20 years.”

Transaction Details

Total consideration for the Wolfpack acquisition consisted of $14 million payable at closing and two deferred payments of $1.5 million each, due at six months and twelve months following the closing date, subject to customary post-closing adjustments. Each deferred payment may be made in cash or shares of KLX common stock, at KLX’s sole discretion.

KLX’s legal advisor was Vinson & Elkins LLP.

About KLX Energy Services

KLX is a growth-oriented provider of diversified oilfield services to leading onshore oil and natural gas exploration and production companies operating in both conventional and unconventional plays in all of the active major basins throughout the United States. The Company delivers mission critical oilfield services focused on drilling, completion, production, and intervention activities for technically demanding wells from over 60 service and support facilities located throughout the United States. KLX’s complementary suite of proprietary products and specialized services is supported by technically skilled personnel and a broad portfolio of innovative in-house manufacturing, repair and maintenance capabilities. More information is available at www.klx.com.

About Wolfpack Rentals

Wolfpack Rentals is a leading one-stop-shop provider of surface rental solutions to oil and gas E&P, construction, and events customers across the United States. Founded in 2005 and headquartered in Fulshear, Texas, Wolfpack operates eight facilities across four areas — South Texas, West Texas, East Texas, and the Northeast (West Virginia/Ohio) — serving leading publicly traded E&P operators with a comprehensive suite of rental assets and services. Please visit www.wolfpackind.com for more information.

Forward Looking Statements

This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including statements regarding the Wolfpack acquisition, expected synergies, financial performance, integration, and growth strategy. Words such as "believe," "expect," "anticipate," "estimate," "intend," "may," "should," "could," "will" and similar expressions identify forward-looking statements, though not all forward-looking statements contain such words.

These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events with respect to, among other things: our operating cash flows; the availability of capital and our liquidity; our ability to renew and refinance our debt; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy and to integrate our acquisitions; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects, as well as our ability to integrate the business of Wolfpack and realize the expected benefits of the Wolfpack acquisition.

Forward-looking statements are not guarantees of future performance, and actual results could differ materially from our current expectations. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: general economic conditions, including inflation, increases in interest rates, or a recession; persistent volatility in national and global crude oil demand and crude oil prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity; the cyclical nature and volatility of the oil and gas industry, which impacts the level of exploration, production and development activity and spending patterns by oil and natural gas exploration and production companies; overall domestic and global political and economic conditions, including the imposition of tariffs or trade or economic sanctions, political instability or armed conflict, including the ongoing conflicts in Ukraine, the Israel-Gaza region and elsewhere in the Middle East; the level of capital spending and access to capital markets by our customers; overcapacity and other competitive factors affecting our industry; supply chain issues; legislative or regulatory changes affecting the energy industry; the loss of or interruption in operations of one or more key suppliers; hazards and operational risks that may not be fully covered by insurance; increased labor costs or the inability to employ a sufficient number of key employees and skilled workers; reliance on information technology and the possibility of cyberattacks; and other risks and uncertainties listed in our filings with the U.S. Securities and Exchange Commission, including our Current Reports on Form 8-K that we file from time to time, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. We undertake no obligation to update any forward-looking statement, except as required by law.

Non-GAAP Measures
This release references Wolfpack Adjusted EBITDA, a non-GAAP financial measure. We define Wolfpack Adjusted EBITDA as Wolfpack’s net earnings (loss) before interest, taxes, depreciation and amortization, further adjusted for impairment charges, stock-based compensation, restructuring charges, acquisition-related transaction and integration costs, and other items not reflective of ongoing business performance. Wolfpack revenue and Adjusted EBITDA are based on Wolfpack’s internally prepared financial statements. Our independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to Wolfpack revenue or Adjusted EBITDA for the purpose of their inclusion in this communication, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this communication.

Historical Wolfpack revenue and Adjusted EBITDA and revenue are not guarantees of future performance, and actual results in future periods may differ materially from prior periods.

Adjusted EBITDA should not be considered an alternative to net income or any other GAAP measure, and our calculation may not be comparable to similarly titled measures used by other companies.
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